Filed pursuant to Rule 497(e)
Registration Nos. 333-171360; 811-22509

LoCorr Long/Short Commodities Strategy Fund
A series of LoCorr Investment Trust

Class A: LCSAX
Class C: LCSCX
Class I: LCSIX

Supplement dated December 24, 2013, to the Prospectus dated May 1, 2013 and the Statement of Additional Information (“SAI”) dated May 1, 2013, as Supplemented as of July 16, 2013.

Effective November 21, 2013, Nuveen Asset Management, LLC (“Nuveen”) has replaced Galliard Capital Management, Inc. (“Galliard”) as the sub-adviser to the LoCorr Long/Short Commodities Strategy Fund (the “Fund”).  Accordingly, please disregard all references to Galliard in the Prospectus and SAI. In conjunction with the change described above, Chris J. Neuharth has replaced Andrea Johnson as sub-adviser portfolio manager to the Fund. The following information supplements the Prospectus and SAI and replaces any information to the contrary.

Summary Portion of Prospectus

SUB-ADVISER’S INVESTMENT PROCESS

The sub-adviser selects securities using a “bottom-up” approach that begins with fundamental analysis. The portfolio construction process emphasizes income generation with risk control by focusing on broad diversification across issuer and sector.  The sub-adviser is typically strategically over-weighted in non-Treasury sectors. Portfolios are diversified among agency, corporate bonds, mortgage-backed, commercial mortgage-backed, asset-backed, supranational, sovereign, and municipal securities. The sub-adviser may select futures and swaps to hedge interest rate and credit risks and as substitutes for securities when it believes derivatives provide a better return profile or when specific securities are temporarily unavailable.  The sub-adviser may sell securities and derivatives to adjust interest rate risk, adjust credit risk, when a price target is reached, or when a security’s or derivative’s price outlook is deteriorating.

Investment Sub-Adviser:  Nuveen Asset Management, LLC

Sub-Adviser Portfolio Manager:  Chris J. Neuharth, Portfolio Manager of Nuveen, has served the Fund as the sub-adviser portfolio manager since November 21, 2013.

Statutory Portion of Prospectus

LoCorr Long/Short Commodities Strategy Fund Sub-Adviser:  Nuveen Asset Management, LLC, located at 333 West Wacker Drive, Chicago, IL 60606, serves as sub-adviser to the Fund.  Subject to the authority of the Board of Trustees and oversight by the Adviser, the sub-adviser is responsible for management of the Fund’s fixed income investment portfolio according to the Fund’s investment objective, policies and restrictions.  The Adviser will pay to the sub-adviser as compensation a monthly fee at an annual rate equal to 0.18% of the average daily net assets of the first $50 million of sub-advised assets, 0.14% of the average daily net assets of the next $50 million of sub-advised assets, and 0.10% of the average daily net assets in excess of $100 million of sub-advised assets.  The minimum annual fee payable by Adviser to the sub-adviser is $45,000. The sub-advised assets will include all assets the sub-adviser manages for the Trust.  The annual minimum of $45,000 pertains to the aggregate fees from all accounts of the Trust and is not for each of the Trust’s funds. The sub-adviser is paid by the adviser not the Fund.  The sub-adviser has decades of experience managing fixed income assets for individual investors and institutional clients such as the Fund.  As of November 30, 2013 the sub-adviser had over approximately $100 billion in assets under management.

LoCorr Long/Short Commodities Strategy Fund Sub-Adviser Portfolio Manager:  Mr. Neuharth joined Nuveen in December 2010, pursuant to an agreement whereby part of FAF Advisors, Inc. was acquired by Nuveen.  Mr. Neuharth served as a Senior Fixed Income Portfolio Manager at FAF Advisors, Inc. since 2000.  Mr. Neuharth also holds the Charter Financial Analyst designation (CFA).

Statement of Additional Information

Investment Sub-Advisers

The Adviser has engaged Nuveen Asset Management, LLC, located at 333 West Wacker Drive, Chicago, IL 60606, to serve as Sub-Adviser to the Managed Futures Strategy Fund and the LoCorr Long/Short Commodities Strategy Fund.  Nuveen Asset Management, LLC (“Nuveen Asset Management”) is a wholly-owned subsidiary of Nuveen Fund Advisors, Inc. (“NFA”), which is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois. The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”). Merrill Lynch has since been acquired by Bank of America Corporation.  Nuveen Asset Management has adopted policies and procedures that address arrangements involving Nuveen Asset Management and Bank of America Corporation (including Merrill Lynch) that may give rise to certain conflicts of interest. Nuveen Asset Management had over approximately $100 billion of assets under management as of November 30, 2013.  Nuveen Asset Management is responsible for selecting fixed income investments and assuring that such investments are made according to the Managed Futures Strategy Fund’s and

LoCorr Long/Short Commodities Strategy Fund’s the investment objective, policies and restrictions.

The following provides information for accounts that Mr. Neuharth manages, other than any LoCorr Funds, as of November 30, 2013.

Total Other Accounts Managed

Sub- Adviser Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
Chris J. Neuharth	7	$2,472,000,000	0	0	11	$924,000,000

Portion of Total Other Accounts Managed Subject to Performance Fees

Sub- Adviser Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
Chris J. Neuharth	0	$0	0	$0	0	$0

Mr. Neuharth does not own any shares of the Managed Futures Strategy Fund or the LoCorr Long/Short Commodities Strategy Fund.

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You should read this Supplement in conjunction with the Prospectus dated May 1, 2013 and the Statement of Additional Information dated May 1, 2013, as supplemented July 16, 2013.  These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission.  These documents are available upon request and without charge by calling the Fund toll-free at 1-855-523-8637.

Please retain this Supplement for future reference.